PNM                    Patricia Vincent-Collawn
Main Offices                 Chairman, President & CEO
Albuquerque, NM 87158-1225
www.pnmresources.com
Phone : 505.241.2802
Fax : 505.241.4343
May 14, 2015

Westmoreland Coal Company
9540 South Maroon Circle
Suite 200
Englewood, Colorado 80112
Attn: Keith E. Alessi

Ladies and Gentlemen:

Reference is made to the contemplated acquisition of one hundred percent (100%) of the issued and outstanding shares of San Juan Coal Company, a Delaware corporation ("SJCC") and San Juan Transportation Company, a Delaware corporation, by Westmoreland Coal Company, a Delaware corporation (“Purchaser”), from BHP Billiton New Mexico Coal, Inc., a Delaware corporation (“Seller”), pursuant to a Stock Purchase Agreement in a form to be agreed to by Purchaser and Seller (the “Purchase Agreement”), certain provisions of which it is contemplated that Public Service Company of New Mexico, a New Mexico corporation (“PNM”), shall be an intended third party beneficiary.

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby agree as follows:

1.
Purchaser and PNM hereby agree to execute and deliver (or, in the case of Purchaser, to cause SJCC to execute and deliver, as applicable), contemporaneous with the closing under the Purchase Agreement (the “Closing”), the Coal Supply Agreement, including the Guaranty substantially in the form attached thereto, the Reclamation Services Agreement and the Coal Combustion Residuals Disposal Agreement, each substantially in the form submitted by PNM to the New Mexico Public Regulation Commission on a confidential basis on May 1, 2015.

2.
The obligations of the parties in paragraph 1 above are subject to satisfaction of each of the following conditions: (i) Purchaser and Seller shall have duly executed and delivered the Purchase Agreement in substantially the form submitted by PNM to the New Mexico Public Regulation Commission on a confidential basis on May 14, 2015; (ii) the Closing shall have occurred in accordance with the terms of the Purchase Agreement; (iii) any necessary regulatory approvals; and (iv) the San Juan Project Restructuring Agreement, contemplated to be entered into by and among the current and future owners of the San

Juan Generating Station, shall have become effective in accordance with the terms thereof.

3.	The terms and provisions of this letter agreement shall be interpreted and construed in accordance with the laws of the State of New Mexico, without regard to conflict of law principles.

4.
The parties acknowledge that money damages would not be an adequate remedy at law if any party fails to perform in any material respect any of its obligations hereunder and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to specific performance of the obligations of any other party under this letter agreement and appropriate injunctive relief may be applied for and granted in connection therewith, and if any action should be brought in equity to enforce any of the provisions of this letter agreement, none of the parties shall raise the defense that there is an adequate remedy at law. No remedy shall be exclusive of any other remedy. All available remedies shall be cumulative.

5.
EACH PARTY HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO, THIS LETTER AGREEMENT.

6.
This letter agreement may be executed by facsimile or portable document format (.pdf) and in one or more counterparts, all of which shall be considered one and the same agreement and each of which shall be deemed an original.

{Signature Page Follows}

If the foregoing meets with your approval, please sign below.

Sincerely,

PUBLIC SERVICE COMPANY OF NEW MEXICO

/s/ Patricia Vincent-Collawn
Name:     Patricia Vincent-Collawn
Title: Chairman, President and CEO

ACCEPTED AND AGREED TO
AS OF THE DATE FIRST WRITTEN ABOVE:

WESTMORELAND COAL COMPANY

/s/ Keith E. Alessi
Name:     Keith E. Alessi
Title:     CEO

{Signature Page to Letter Agreement re: Execution of CSA}

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